EXHOBIT 99.1

                               Carmelo J. Santoro
                                18103 Via Ascenso
                                  P.O. Box 2095
                         Rancho Santa Fe, CA 92067-2095
                             Phone:  (619) 759-1971
                              Fax:  (619) 759-1973


                                             07/18/96


Board of Directors
AST Research, Inc.
c/o Dennis Leibel


Gentlemen:


     This will document our discussions of the last quarter. Please officially accept my retirement from the AST Board at the upcoming July 29, 1996 meeting. I will not be attending any further meetings.

     I have great respect and endearment for AST, its employees and its directors. Should you need help in the future on specific matters, please feel free to contact me.

     I wish you all success in the future.


Respectfully,

/s/ CARMELO J. SANTORO
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Carmelo J. Santoro